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                                                                    Exhibit 99.2



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     I, Breht T. Feigh, Vice President, Chief Financial Officer and Treasurer,
of American Dental Partners, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Breht T. Feigh
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Breht T. Feigh, Vice President, Chief Financial Officer and Treasurer
August 12, 2002